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Exhibit 21

HILTON HOTELS CORPORATION ("HHC")

SUBSIDIARIES, JOINT VENTURES AND AFFILIATES

A. Wholly Owned Subsidiaries

Name	State or Country of Incorporation
349 West 53rd St., Inc.(1)	New York
90210 Corporation	Delaware
Aloma, Inc.(40)	Delaware
Arizona DTM Pasadena(32)	California
ATM Hotels Pty. Limited(6)	Australia
Bally's Grand Property Sub I, Inc.(7)	Nevada
Capital Hilton, L.L.C.	New York
Chicago Hilton LLC(39)	Delaware
Compass, Inc.(1)(23)	Tennessee
Compris Hotel Corporation(33)	Delaware
Conrad International (Belgium) Corporation(4)	Nevada
Conrad International (Cairo) Corporation(4)	Nevada
Conrad International Corporation(3)	Nevada
Conrad International (Egypt) Corporation(2)4)	Nevada
Conrad International (Egypt) Resorts Corporation(4)	Nevada
Conrad International (Indonesia) Corporation(2)(4)	Nevada
Conrad International (Thailand) Corporation(2)(4)	Nevada
Conrad International (Thailand) Limited(4)	Thailand
Conrad International Hotels (HK) Ltd.(4)	Hong Kong
Conrad International Investment (Jakarta) Corporation(4)	Nevada
Conrad International Management Services (Singapore) Pte Ltd(4)	Singapore
Conrad International Services(11)	Belgium
Destination Resorts, Inc.(13)	Arizona
DFW Bevco, Inc.(10)	Texas
DFW Hilton, Inc.(13)	Nevada
Doubletree Corporation(18)	Delaware
Doubletree DTWC Corporation(19)	Delaware
Doubletree Hotel Systems, Inc.(21)	Arizona
Doubletree Hotel Ventures, Inc.(35)	Arizona
Doubletree Hotels Corporation(19)	Arizona
Doubletree, Inc. of California(35)	Arizona
Doubletree of Phoenix, Inc.(20)	Delaware
DT Investments, Inc.(35)	Arizona
DT Management, Inc.(21)	Arizona
DT Real Estate, Inc.(21)	Arizona

DTM Antlers, Inc.(1)(32)	Arizona
DTM Atlanta/Legacy, Inc.(36)	Arizona
DTM Burlingame, Inc.(32)	Arizona
DTM Cambridge, Inc.(32)	Massachusetts
DTM Coconut Grove, Inc.(32)	Arizona
DTM Largo, Inc.(32)	Arizona
DTM Maryland, Inc.(32)	Arizona
DTM Nashville, Inc.(32)	Arizona
DTM Palm Springs, Inc.(1)(32)	Arizona
DTM Salt Lake City, Inc.(32)	Utah
DTM Santa Clara, Inc.(32)	Arizona
DTM St. Louis, Inc.(1)(32)	Arizona
DTM Tulsa, Inc.(32)	Arizona
DTM Ventura, Inc.(1)(32)	Arizona
DTM Walnut Creek, Inc.(32)	Arizona
DTR Cambridge, Inc.(35)	Arizona
DTR FCH Holdings, Inc.(35)	Arizona
DTR Independence, Inc.(36)	Arizona
DTR North Canton, Inc.(36)	Arizona
DTR PAH Holding, Inc.(36)	Arizona
DTR RFS Lessee, Inc.(1)(34)	California
DTR San Antonio, Inc.(36)	Arizona
DTR Sonoran Holding, Inc.(35)	Arizona
DTR TM Holdings, Inc.(35)	Arizona
DTR West Montrose, Inc.(36)	Arizona
EJP Corporation(23)	Delaware
Embassy Development Corporation(23)	Delaware
Embassy Equity Development Corporation(23)	Delaware
Embassy Memphis Corporation(23)	Tennessee
Embassy Suites Club No. 1, Inc.(23)	Kansas
Embassy Suites Club No. Two, Inc.(23)	Texas
Embassy Suites Club No. Three, Inc.(23)	Louisiana
Embassy Suites (Isla Verde), Inc.(23)	Delaware
Embassy Suites (Puerto Rico), Inc.(23)	Delaware
Embassy Syracuse Development Corporation(26)	Delaware
EPAM Corporation(23)	Delaware
ESI Mortgage Development Corporation(23)	Delaware
Grand Vacations Realty, LLC(16)	Delaware
Grand Vacations Title, LLC(17)	Delaware
Guest Quarters Services Corporation(38)	Illinois
Hampton Inns, Inc.(23)	Delaware
Hapeville Investors, LLC	Delaware
Harbor Hotel Corporation(37)	Delaware
Harrison Conference Associates, Inc.(20)	Delaware
Harrison Conference Center of Glen Cove, Inc.(29)	New York
Harrison Conference Center of Lake Bluff, Inc.(29)	Illinois

Harrison Conference Food Services of New Jersey, Inc.(1)(29)	New Jersey
Harrison Conference Services, Inc.(28)	New York
Harrison Conference Services of Boston, Inc.(29)	Massachusetts
Harrison Conference Services of Connecticut, Inc.(29)	Connecticut
Harrison Conference Services of Florida, Inc.(29)	Florida
Harrison Conference Services of Massachusetts, Inc.(29)	Massachusetts
Harrison Conference Services of North Carolina, Inc.(29)	North Carolina
Harrison Conference Services of Princeton, Inc.(29)	New Jersey
Harrison Conference Services of Wellesley, Inc.(29)	Massachusetts
HHC/PTC, LLC(43)	Delaware
HHI Worldwide Holdings, Inc.(25)	Delaware
Hilton Chicago Corporation(13)	Nevada
Hilton Dallas, Inc.(13)	Nevada
Hilton Electronic Distribution Systems, LLC	Delaware
Hilton Employee Relief Fund	California
Hilton Finance Corporation(12)	Nevada
Hilton Grand Vacations Club, LLC(16)	Delaware
Hilton Grand Vacations Company, LLC(16)	Delaware
Hilton Grand Vacations Development Company- Las Vegas, LLC(16)	Nevada
Hilton Grand Vacations Financing, LLC(42)	Delaware
Hilton Hawaii Corporation(13)	Delaware
Hilton Hawaiian Village LLC(15)	Hawaii
Hilton Holdings, Inc.	Nevada
Hilton Hospitality, Inc.(12)	Nevada
Hilton Hotels Partners I, LLC	Delaware
Hilton Hotels Partners II, LLC	Delaware
Hilton Hotels U.S.A., Inc.	Delaware
Hilton Illinois Corp.(7)	Nevada
Hilton Illinois Holdings, Inc.(13)	Delaware
Hilton Inns, Inc.(12)	Delaware
Hilton Insurance Corporation(44)	Vermont
Hilton Kansas City Corporation(1)	Missouri
Hilton MAPC, Inc.(41)	Delaware
Hilton Michigan Avenue Corporation(14)	Delaware
Hilton New Jersey Service Corp.	Delaware
Hilton Real Estate Holdings, Inc.	Delaware
Hilton Recreation, Inc.	Delaware
Hilton Resorts Corporation	Delaware
Hilton San Diego Corporation(13)	California
Hilton SPE Holding, Inc.(9)	Delaware
Hilton Spring Corporation(39)	Delaware
Hilton Suites, Inc.(13)	Delaware

Hilton Supply Management, Inc.(12)	Delaware
Hilton Systems, LLC	Delaware
Hilton Texas, Inc.(13)	Nevada
HTGV, LLC	Delaware
HKC Advertising, Inc.(1)(5)	Missouri
HKC Partners, Inc.	Missouri
Hosco Corporation(20)	Arizona
Hotel Clubs of Corporate Woods, Inc.(21)	Kansas
Hotels Statler Company, Inc.(13)	Delaware
Houston Airport Doubletree, Inc.(1)(35)	Texas
HTGV, LLC	Delaware
Innco Corporation(20)	Arizona
InnVision, LLC	Delaware
Kenner Investors, LLC	Delaware
McLean Hilton LLC(39)	Delaware
MeriTex, LLC(8)	Delaware
Nashville/Lakeview Hotel, LLC(23)	Tennessee
Pacific Hotels, Inc.(23)	Tennessee
PHI Austin, L.L.C.(23)	Delaware
PHI Dallas, L.L.C.(23)	Delaware
PHI Dulles, L.L.C.(23)	Delaware
Phoenix SP Hilton LLC(39)	Delaware
Promus BPC Corporation(23)	Delaware
Promus Hotel Corporation	Delaware
Promus Hotel Services, Inc.(23)	Delaware
Promus Hotels Florida, Inc.(23)	Delaware
Promus Hotels Minneapolis, Inc.(23)	Delaware
Promus Hotels, Inc.(22)	Delaware
Promus/Kingston Development Corporation(23)	Delaware
Promus Operating Company, Inc.(18)	Delaware
RFS Leasing, Inc.(1)(31)	Tennessee
RFS, Inc.(1)(19)	Tennessee
SALC, Inc.(19)	Texas
S.F. Hilton, Inc.(39)	Delaware
Samantha Hotel Corporation(19)	Delaware
San Francisco Hilton, Inc.(25)	Delaware
Scottsdale Plaza Doubletree, Inc.(1)(35)	Arizona
Servicios y Recursos Administrativos Hoteleros S. de R.L. de C.V.(30)	Mexico
Short Hills Hilton LLC(39)	Delaware
Suite Life, Inc.(27)	Delaware
Tarsa, Inc.(1)(28)	New York
Tetra Billerica, L.L.C.(23)	Kentucky
Tex Holdings, Inc.	Delaware
TUK Inns, Inc.(35)	Washington
Washington Hilton, L.L.C.	New York

(1)
Inactive.

(2)
Nameholding company.

(3)
Wholly owned by Hilton Hotels U.S.A., Inc., which is wholly owned by HHC.

(4)
Wholly owned by Conrad International Corporation, which is wholly owned by Hilton Hotels U.S.A., Inc., which is wholly owned by HHC.

(5)
Wholly owned by Hilton Kansas City Corporation, which is wholly owned by HHC.

(6)
50%-owned by Promus Hotels, Inc., and 50%-owned by Pacific Hotels, Inc.

(7)
Wholly owned by Hilton Illinois Holdings, Inc., which is wholly owned by Hilton Holdings, Inc., which is wholly-owned by HHC.

(8)
HHC owns 100% of the issued and outstanding Class B (equity) shares. Tex Holdings, Inc., which is wholly-owned by HHC, owns 100% of the issued and outstanding Class A (managing) shares.

(9)
65%-owned by San Francisco Hilton, Inc., 27%-owned by Hilton Michigan Avenue Corporation, and 8%-owned by Destination Resorts, Inc.

(10)
Wholly owned by Hilton Dallas, Inc., which is wholly owned by Hilton Holdings, Inc., which is wholly- owned by HHC.

(11)
.04% (four-one-hundredths of one percent) owned by HHC, and 99.96% owned by Conrad International Corporation, which is wholly owned by Hilton Hotels U.S.A., Inc., which is wholly owned by HHC.

(12)
Ownership is as follows: 50.05% by 90210 Corporation; 0.5% by Conrad International Corporation; 12.01% by Doubletree of Phoenix, Inc.; 6.01% by Doubletree Hotels Corporation; 12.39% by Promus Hotels, Inc.; 18.73% by Hampton Inns, Inc.; and 0.31% by Harrison Conference Services, Inc.

(13)
Wholly owned by Hilton Holdings, Inc., which is wholly owned by HHC.

(14)
40.24% owned by Hilton Illinois Corp., which is wholly-owned by Hilton Illinois Holdings, Inc., which is wholly-owned by Hilton Holdings, Inc., which is wholly-owned by HHC; and 59.76% owned by Hilton Chicago Corporation, which is wholly owned by Hilton Holdings, Inc., which is wholly-owned by HHC.

(15)
96.08% owned by HHC, and 3.92% owned by Hilton Recreation, Inc.

(16)
Wholly-owned by Hilton Resorts Corporation, which is wholly-owned by HHC.

(17)
Wholly-owned by Grand Vacations Realty, LLC, which is wholly-owned by Hilton Resorts Corporation, which is wholly-owned by HHC.

(18)
Wholly-owned by Promus Hotel Corporation, which is wholly-owned by HHC.

(19)
Wholly-owned by Doubletree Corporation, which is wholly-owned by Promus Hotel Corporation, which is wholly-owned by HHC.

(20)
Wholly-owned by Doubletree Hotels Corporation, which is wholly-owned by Doubletree Corporation, which is wholly-owned by Promus Hotel Corporation, which is wholly-owned by HHC.

(21)
Wholly-owned by Doubletree of Phoenix, Inc., which is wholly-owned by Doubletree Hotels Corporation, which is wholly-owned by Doubletree Corporation, which is wholly-owned by Promus Hotel Corporation, which is wholly-owned by HHC.

(22)
Wholly-owned by Promus Operating Company, Inc., which is wholly-owned by Promus Hotel Corporation, which is wholly-owned by HHC.

(23)
Wholly-owned by Promus Hotels, Inc., which is wholly-owned by Promus Operating Company, Inc., which is wholly-owned by Promus Hotel Corporation, which is wholly-owned by HHC.

(24)
Wholly-owned by Hampton Inns, Inc., which is wholly-owned by Promus Hotels, Inc., which is wholly- owned by Promus Operating Company, Inc., which is wholly-owned by Promus Hotel Corporation, which is wholly-owned by HHC.

(25)
Wholly-owned by Hilton Hospitality, Inc.

(26)
Wholly-owned by Embassy Equity Development Corporation, which is wholly-owned by Promus Hotels, Inc., which is wholly-owned by Promus Operating Company, Inc., which is wholly-owned by Promus Hotel Corporation, which is wholly-owned by HHC.

(27)
Wholly-owned by EJP Corporation, which is wholly-owned by Promus Hotels, Inc., which is wholly-owned by Promus Operating Company, Inc., which is wholly-owned by Promus Hotel Corporation, which is wholly-owned by HHC.

(28)
Wholly-owned by Harrison Conference Associates, Inc., which is wholly-owned by Doubletree Hotels Corporation, which is wholly-owned by Doubletree Corporation, which is wholly-owned by Promus Hotel Corporation, which is wholly-owned by HHC.

(29)
Wholly-owned by Harrison Conference Services, Inc., which is wholly-owned by Harrison Conference Associates, Inc., which is wholly-owned by Doubletree Hotels Corporation, which is wholly-owned by Doubletree Corporation, which is wholly-owned by Promus Hotel Corporation, which is wholly-owned by HHC.

(30)
99% owned by Conrad International Corporation, and 1% owned by Hapeville Investors, LLC

(31)
Wholly-owned by RFS, Inc., which is wholly-owned by Doubletree Corporation, which is wholly-owned by Promus Hotel Corporation, which is wholly-owned by HHC.

(32)
Wholly-owned by DT Management, Inc., which is wholly-owned by Doubletree of Phoenix, Inc., which is wholly-owned by Doubletree Hotels Corporation, which is wholly-owned by Doubletree Corporation, which is wholly-owned by Promus Hotel Corporation, which is wholly-owned by HHC.

(33)
Wholly-owned by Doubletree Hotel Systems, Inc., which is wholly-owned by Doubletree of Phoenix, Inc., which is wholly-owned by Doubletree Hotels Corporation, which is wholly-owned by Doubletree Corporation, which is wholly-owned by Promus Hotel Corporation, which is wholly-owned by HHC.

(34)
Wholly-owned by Compris Hotel Corporation, which is wholly-owned by Doubletree Hotel Systems, Inc., which is wholly-owned by Doubletree of Phoenix, Inc., which is wholly-owned by Doubletree Hotels Corporation, which is wholly-owned by Doubletree Corporation, which is wholly-owned by Promus Hotel Corporation, which is wholly-owned by HHC.

(35)
Wholly-owned by DT Real Estate, Inc., which is wholly-owned by Doubletree of Phoenix, Inc., which is wholly-owned by Doubletree Hotels Corporation, which is wholly-owned by Doubletree Corporation, which is wholly-owned by Promus Hotel Corporation, which is wholly-owned by HHC.

(36)
Wholly-owned by DTR Sonoran Holding, Inc., which is wholly-owned by DT Real Estate, Inc., which is wholly-owned by Doubletree of Phoenix, Inc., which is wholly-owned by Doubletree Hotels Corporation, which is wholly-owned by Doubletree Corporation, which is wholly-owned by Promus Hotel Corporation, which is wholly-owned by HHC.

(37)
Wholly-owned by Samantha Hotel Corporation, which is wholly-owned by Doubletree Corporation, which is wholly-owned by Promus Hotel Corporation, which is wholly-owned by HHC.

(38)
Wholly-owned by Doubletree Partners, which is 60%-owned by Samantha Hotel Corporation, and 40%-owned by Doubletree Corporation.

(39)
Wholly-owned by Hilton SPE Holding, Inc., which is 65%-owned by San Francisco Hilton, Inc., 27%-owned by Hilton Michigan Avenue Corporation, and 8%-owned by Destination Resorts, Inc.

(40)
Wholly-owned by Harrison Conference Services of Florida, Inc., which is wholly-owned by Harrison Conference Services, Inc., which is wholly-owned by Harrison Conference Associates, Inc., which is wholly-owned by Doubletree Hotels Corporation, which is wholly-owned by Doubletree Corporation, which is wholly-owned by Promus Hotel Corporation, which is wholly-owned by HHC.

(41)
59.2% owned by Promus Hotels, Inc., and 40.8% owned by Hilton Suites, Inc.

(42)
50% owned by Hilton Resorts Corporation, and 50% owned by Hilton Grand Vacations Development Company—Las Vegas, LLC.

(43)
Wholly owned by Destination Resorts, Inc., which is wholly owned by Hilton Holdings, Inc., which is wholly owned by HHC.

(44)
50% owned by Promus Hotel Corporation, and 50% owned by 90210 Corporation.

B. Partially Owned Subsidiaries

Name	% Ownership	State or Country of Incorporation
42 Hotel Member, LLC	20	New York
Arlington Hotel Co.	51	Arizona
Betty MacWilliam & Company(1)(20)	49	Texas
Boise Beverage Corporation	50	Idaho
BPC Hotel, LLC	See (13) below.	New York
Brighton at Kingston Plantation, L.L.C.(14)	50	Delaware
Candlewood Hotel Company, Inc.(22)	28.7	Delaware
Centennial Hotel Company, L.L.C.(15)	36.4	Georgia
Club Mack Opco, LLC	50	Delaware
Conrad Hospitality, LLC	See (23) below.	Delaware
Conrad Hotels Worldwide, LLC(6) (12)	50	Delaware
Doubletree de Mexico, S.A. de C.V.	50	Mexico
Doubletree Spokane City Center LLC(21)	10	Delaware
DTR Boston Heights, Inc.	80	Arizona
DTR Houston, Inc.	80	Arizona
Earlsfort Centre Hotel Proprietors Limited(2)	25	Ireland

FC 42 Hotel LLC	See (3) below.	New York
FCH/DT Hotels, L.L.C.	10	Delaware
FCH/DT Leasing, L.L.C.	50	Delaware
GOL Texas, Inc.(1)(11)	49	Texas
Hilton HHonors Worldwide, L.L.C.(6)	50	Delaware
Hilton Internet Worldwide, LLC(6)	50	Delaware
Hilton Marketing Worldwide, L.L.C.(6)	50	Delaware
Hilton Reservations Worldwide, L.L.C.(6)	50	Delaware
InnMedia LLC	50	Delaware
Intermediate MD Property Company(5)	See (5) below.	Maryland
International Company for Touristic Investments, S.A.E.(7)	10	Egypt
Louisville Club Opco, L.L.C.	15	Delaware
Norwalk Club Opco, L.L.C.	15	Delaware
Oakbrook Hilton Suites and Garden Inn LLC(8)	50	Illinois
Praedium II, Largo Associates, L.L.C.	20	Maryland
Praedium II San Antonio, L.P.	20	Texas
Promus/FCH Condominium Company, LLC	50	Delaware
Promus/FCH Development Company, LLC	50	Delaware
Promus/FelCor Hotels, LLC	See (16) below.	Delaware
Promus/FelCor Manager, Inc.(17)	50	Delaware
P.T. Jakarta International Artha (9)	10	Indonesia
THIG L.L.C.	See (19) below.	Delaware
THIG II L.L.C.	See (19) below.	Delaware
THIG III L.L.C.	See (19) below.	Delaware
THIM L.L.C.	See (18) below.	Delaware
VRLB, Inc.(1)	4.5	Montana
Windsor Casino Financial Limited(10)	50	Ontario, Canada
Windsor Casino Limited(10)	50	Ontario, Canada
Windsor Casino Supplies Limited(10)	50	Ontario, Canada
Yeditepe Beynelmilel Otelcilik Turizm Ve Ticaret, A.S. ("Seven Hills International Hotels, Tourism and Trade, A.S.")(4)	25	Turkey

(1)
Inactive.

(2)
25% owned by Conrad International Corporation, which is wholly owned by Hilton Hotels U.S.A., Inc., which is wholly owned by HHC.

(3)
HHC has partial indirect ownership, through DT Management's 20% interest in 42 Hotel Member LLC (the 99.9% owner of this LLC.)

(4)
25% owned by Conrad International Corporation, which is wholly owned by Hilton Hotels U.S.A., Inc., which is wholly owned by HHC.

(5)
HHC owns 100% of the issued and outstanding common (voting) shares.

(6)
The remaining ownership interest is held by Hilton International Co.

(7)
10% owned by Conrad International Corporation, which is wholly owned by Hilton Hotels U.S.A., Inc., which is wholly owned by HHC.

(8)
50% owned by Hilton Suites, Inc., which is wholly owned by Hilton Holdings, Inc., which is wholly-owned by HHC; and 50% owned by Martinique-Drury Lane Oakbrook Partnership.

(9)
10% owned by Conrad International Investment (Jakarta) Corporation, which is wholly owned by Conrad International Corporation, which is wholly owned by Hilton Hotels U.S.A., Inc., which is wholly owned by HHC.

(10)
50% owned by Conrad International Corporation, which is wholly owned by Hilton Hotels U.S.A., Inc., which is wholly owned by HHC.

(11)
49% owned by Hampton Inns, Inc., which is wholly-owned by Promus Hotels, Inc., which is wholly-owned by Promus Operating Company, Inc., which is wholly-owned by Promus Hotel Corporation, which is wholly-owned by HHC.

(12)
50% owned by HHI Worldwide Holdings, Inc., which is wholly-owned by Hilton Hospitality, Inc.

(13)
HHC has partial indirect ownership, through Promus BPC Corporation's 28% interest in BPC Hotel Member, LLC. (the 99.9% owner of this LLC.)

(14)
50% owned by Promus/Kingston Development Corporation.

(15)
36.4% owned by DTM Atlanta/Legacy, Inc.

(16)
Hilton owns a 50% interest in each of the members of this LLC.

(17)
49.4% owned by Promus Hotels, Inc., and 0.6% owned by Suite Life, Inc.

(18)
98.99% owned by Thayer Hotel Investors II L.P., which is 4.35% owned by Doubletree Hotels Corporation.

(19)
100% owned by THIM L.L.C, which is 98.99% owned by Thayer Hotel Investors II L.P., which is 4.35% owned by Doubletree Hotels Corporation.

(20)
49% owned by Doubletree Corporation.

(21)
10% owned by Doubletree DTWC Corporation.

(22)
Hilton's shares in this publicly traded company are owned by Doubletree Corporation.

(23)
Wholly owned by Conrad Hotels Worldwide, LLC, which is 50% owned by HHI Worldwide Holdings, Inc. and 50% owned by HCWW, Inc. (a subsidiary of Hilton International Co.)

C. Joint Ventures

Name	% Ownership	State or Country of Organization
Avenue Louise Hotel Partners S.N.C.(9)	100	Belgium
Bakersfield Red Lion Motor Inn(27)	66.7	California
BHH Management Associates(1)	99	Massachusetts
Corporate Associates—Atlanta Limited Partnership(1)	13.78	Arizona
Corporate Associates—Boise Limited Partnership	13.33	Arizona
Corporate Associates—Newport Limited Partnership(1)	13.33	Arizona
Custom House Hotel, L.P.	2.11	Missouri
DDP Partners, L.P.	5.54	Tennessee
Destination Resort Affiliates(3)	50	Arizona
DFW Hilton Hotel Limited Partnership(4)	100	Texas
Doubletree Partners	100	Delaware
Embassy Akers Venture	50	Delaware
Embassy La Jolla Partners Limited Partnership	10	Delaware
EPT Atlanta Perimeter Center L.P.	50	Delaware
EPT Austin L.P.	50	Delaware
EPT Covina L.P.	50	Delaware
EPT Kansas City L.P.	50	Delaware
EPT Meadowlands L.P.	50	Delaware
EPT Overland Park L.P.	50	Delaware
EPT Raleigh L.P.	50	Delaware
EPT San Antonio L.P.	50	Delaware
ES Hotel Isla Verde, SE(10)	16.3	Puerto Rico
FCH/DT BWI Holdings, L.P.	100	Delaware
FCH/DT Holdings, L.P.	See (11) below.
Felcor Suites L.P.	2.53	Delaware
Fess Parker—Red Lion Hotel(12)	50	California
Flamingo Hilton Riverboat Casino, L.P.(5)	100	Missouri
Glendale Red Lion Hotel(28)	75	California
Global Resort Partners(6)	13.34	Hawaii
Granada Royale Hometel-West L.P.(1)	50.003	Delaware
Granada Royale Hometel-Tucson L.P.	65	Delaware

Hapeville Hotel Limited Partnership(7)	100	Delaware
Highland Plaza Partners, L.P.	5	Tennessee
Hospitality Capital Group	33.33	Delaware
Hotel Equities Co.	2.1	Arizona
Hotel Properties- Boise	50	Arizona
Hotel Properties- Newport (1)	See (13) below.	Arizona
Hutton Centre Hotel Associates(1)	See (14) below.	California
International Rivercenter Partnership	67.4	Louisiana
Kenner Hotel Limited Partnership(8)	100	Delaware
King Street Station Hotel Associates, L.P.	50	Delaware
MHV Joint Venture	50	Delaware
New Orleans International Hotel	26.33	Louisiana
New Orleans Rivercenter	38.75	Louisiana
Ontario-Red Lion Motor Inn(27)	66.7	California
Pacific Market Investment Company Joint Venture	50	Delaware
PAH-DT Allen Partners, LP	15	Delaware
PAH-DT Chicago/O'Hare Partners, LP	10	Delaware
PAH-DT Miami Airport Partners, L.P.	10	Delaware
PAH-DT Minneapolis Suites Partners, L.P.	10	Delaware
PAH-DT Park Place Partners, L.P.	10	Delaware
PAH-DT Tallahassee Partners, L.P.	10	Delaware
Praedium II San Antonio, L.P.	20	Texas
Promus/Felcor Lombard L.P.	50	Delaware
Promus/Felcor Parsippany L.P.	50	Delaware
Promus/Felcor San Antonio Venture	50	Delaware
Rodeway Inn No. 110	See (15) below.	New Mexico
RW Motels, Ltd.	25	Texas
SES/DC Venture	25	Delaware
SF Partners	2.5	Delaware
Shelby Distribution Partners, LP	61.87	Tennessee
Southcenter Motor Hotel, Ltd.	20.2	Washington
Thayer Hotel Investors II, L.P.	See (16) below	Delaware
THI Austin L.P.	See (17) below	Delaware

THI FQ L.P.	See (26) below	Delaware
THI Metairie, L.P.	See (18) below	Delaware
THI Oceanfront, L.P.	See (19) below	Delaware
THI Plantation, L.P.	See (20) below	Delaware
THI Rockville L.P.	See (21) below	Delaware
THI Skokie L.P.	See (22) below	Delaware
THI Somerset L.P.	See (23) below	Delaware
THI Tucson L.P.	See (24) below.	Delaware
Tucson Fund, L.P.	See (25) below.	Delaware
Valencia Hotel Joint Venture(2)	25	California
Village Motor Inn(12)	50	Montana

(1)
Inactive.

(2)
25% owned by Hilton Inns, Inc., which is wholly owned by 90210 Corporation, which is wholly-owned by HHC.

(3)
50% owned by Destination Resorts, Inc., which is wholly owned by Hilton Holdings, Inc., which is wholly-owned by HHC.

(4)
99% owned by DFW Hilton Inc., which is wholly owned by Hilton Holdings, Inc., which is wholly-owned by HHC; and 1% owned by Hilton Texas, Inc., which is wholly owned by Hilton Holdings, Inc., which is wholly-owned by HHC.

(5)
90% owned by Hilton Kansas City Corporation, which is wholly owned by HHC. The remaining 10% is owned by HKC Partners, Inc., which is wholly owned by HHC.

(6)
13.34% owned by Hilton Recreation, Inc., which is wholly owned by Hilton Holdings, Inc., which is wholly-owned by HHC

(7)
1% owned by Hilton Hotels Partners II, LLC (the general partner), and 99% owned by Hapeville Investors, LLC (the limited partner.) Both the general and limited partners are wholly owned by HHC.

(8)
1% owned by Hilton Hotels Partners I, LLC (the general partner), and 99% owned by Kenner Investors, LLC (the limited partner.) Both the general and limited partners are wholly owned by HHC.

(9)
50% owned by Conrad International Corporation, which is wholly owned by Hilton Hotels U.S.A., Inc., which is wholly owned by HHC. The remaining 50% is owned by Conrad International (Belgium) Corporation, which is wholly owned by Conrad International Corporation, which is wholly owned by Hilton Hotels U.S.A., Inc., which is wholly owned by HHC.

(10)
16.3% owned by Embassy Suites (Isla Verde), Inc.

(11)
9.9% direct LP interest by DTR FCH Holdings, Inc.; additional indirect LP interest through Hilton's holdings in FelCor Suites Limited Partnership; 1% indirect GP interest through Hilton's holdings in FCH/DT Hotels, LLC.

(12)
50% owned by Doubletree DTWC Corporation

(13)
45% owned by DT Management, Inc.; 10% owned by DT Real Estate, Inc.; 45% owned by Corporate Associates—Newport Limited Partnership (in which Hilton owns a small minority interest.)

(14)
50% owned by Hotel Properties-Newport

(15)
48% GP interest held by RW Motels, Ltd.

(16)
Doubletree Hotels Corporation holds a 4.35% LP interest in Thayer Hotel Investors II L.P.

(17)
Doubletree Hotels Corporation holds a 4.35% LP interest in Thayer Hotel Investors II L.P. Thayer Hotel Investors II L.P. holds a 98.99% interest in THIM L.L.C. THIM L.L.C. holds: a) a 99% LP interest in THI Austin L.P.; and b) a 100% membership interest in THIG III L.L.C., which holds a 1% GP interest in THI Austin L.P.

(18)
Doubletree Hotels Corporation holds a 4.35% LP interest in Thayer Hotel Investors II L.P. Thayer Hotel Investors II L.P. holds a 98.99% interest in THIM L.L.C. THIM L.L.C. holds: a) a 99% LP interest in THI Metairie L.P.; and b) a 100% membership interest in THIG III L.L.C., which holds a 1% GP interest in THI Metairie L.P.

(19)
Doubletree Hotels Corporation holds a 4.35% LP interest in Thayer Hotel Investors II L.P. Thayer Hotel Investors II L.P. holds a 98.99% interest in THIM L.L.C. THIM L.L.C. holds: a) a 99% LP interest in THI Oceanfront L.P.; and b) a 100% membership interest in THIG III L.L.C., which holds a 1% GP interest in THI Oceanfront L.P.

(20)
Doubletree Hotels Corporation holds a 4.35% LP interest in Thayer Hotel Investors II L.P. Thayer Hotel Investors II L.P. holds a 98.99% interest in THIM L.L.C. THIM L.L.C. holds: a) a 99% LP interest in THI Plantation L.P.; and b) a 100% membership interest in THIG III L.L.C., which holds a 1% GP interest in THI Plantation L.P.

(21)
Doubletree Hotels Corporation holds a 4.35% LP interest in Thayer Hotel Investors II L.P. Thayer Hotel Investors II L.P. holds a 98.99% interest in THIM L.L.C. THIM L.L.C. holds: a) a 99% LP interest in THI Rockville L.P.; and b) a 100% membership interest in THIG II L.L.C., which holds a 1% GP interest in THI Rockville L.P.

(22)
Doubletree Hotels Corporation holds a 4.35% LP interest in Thayer Hotel Investors II L.P. Thayer Hotel Investors II L.P. holds a 98.99% interest in THIM L.L.C. THIM L.L.C. holds: a) a 99% LP interest in THI Skokie L.P.; and b) a 100% membership interest in THIG L.L.C., which holds a 1% GP interest in THI Skokie L.P.

(23)
Doubletree Hotels Corporation holds a 4.35% LP interest in Thayer Hotel Investors II L.P. Thayer Hotel Investors II L.P. holds a 98.99% interest in THIM L.L.C. THIM L.L.C. holds: a) a 99% LP interest in THI Somerset L.P.; and b) a 100% membership interest in THIG III L.L.C., which holds a 1% GP interest in THI Somerset L.P.

(24)
Doubletree Hotels Corporation holds a 4.35% interest in Tucson Fund, L.P. Tucson Fund, L.P. holds a 98.7% LP interest in THI Tucson L.P.

(25)
4.35% owned by Doubletree Hotels Corporation.

(26)
Doubletree Hotels Corporation holds a 4.35% LP interest in Thayer Hotel Investors II L.P. Thayer Hotel Investors II L.P. holds a 98.99% interest in THIM L.L.C. THIM L.L.C. holds: a) a 99% LP interest in THI FQ L.P.; and b) a 100% membership interest in THIG III L.L.C., which holds a 1% GP interest in THI FQ L.P.

(27)
66.7% owned by Doubletree DTWC Corporation.

(28)
75% owned by Doubletree DTWC Corporation.

D. Affiliates

        1.    The following are special purpose corporations formed in connection with the operation of beverage service at particular hotels. HHC does not directly or indirectly own any of the shares of these corporations.

Name of Corporation	State of Incorporation
Dallas DBLT Club	Texas
Hilton Beverage Corporation	Louisiana
New Orleans Hilton Beverage Corporation	Louisiana
Tapas Corporation	Utah

        2.    The following nonprofit corporation serves as the owner of the health club at the Washington Hilton & Towers. It is owned by the members of that hotel's health club. HHC does not have any direct or indirect ownership interest in this corporation.

Name of Corporation	State of Incorporation
Washington Hilton Racquet Club	District of Columbia

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HILTON HOTELS CORPORATION ("HHC") SUBSIDIARIES, JOINT VENTURES AND AFFILIATES
A. Wholly Owned Subsidiaries
B. Partially Owned Subsidiaries
C. Joint Ventures
D. Affiliates